VAN KAMPEN PACE FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2007 - JUNE 30, 2007

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 SECU      PURC   SIZE   OFFE    TOTAL    AMOUN   % OF     % OF  BROKE     PURCH
 RITY      HASE    OF    RING    AMOUN    T OF   OFFER     FUND    RS      ASED
 PURC       /     OFFE   PRIC     T OF    SHARE    ING      S              FROM
 HASE      TRAD   RING   E OF    OFFER      S    PURCH     TOTA
  D         E            SHAR     ING     PURCH   ASED      L
           DATE           ES              ASED     BY      ASSE
                                           BY     FUND      TS
                                          FUND
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                                                                 Goldm
                                                                  an,
                                                                 Sachs
                                                                   &
                                                                 Co.,
                                                                 Lehma
                                                                   n
                                                                 Broth
                                                                 ers,
                                                                 Banc
                                                                  of
                                                                 Ameri
                                                                  ca
                                                                 Secur
                                                                 ities
                                                                 LLC,
                                                                 Citig
                                                                 roup,
                                                                 Deuts
                                                                  che
                                                                 Bank
Fort                                                             Secur     Lehma
ress      02/0      -    $18.    34,28   62,38   0.182 %   0.77  ities       n
Inve      8/07           50      6,000     3                5%     ,       Broth
stme                                                             Bear,      ers
 nt                                                              Stear
Grou                                                             ns &
  p                                                               Co.
                                                                 Inc.,
                                                                 Lazar
                                                                   d
                                                                 Capit
                                                                  al
                                                                 Marke
                                                                  ts,
                                                                 Merri
                                                                  ll
                                                                 Lynch
                                                                   &
                                                                 Co.,
                                                                 Morga
                                                                   n
                                                                 Stanl
                                                                  ey,
                                                                 Wells
                                                                 Fargo
                                                                 Secur
                                                                 ities
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